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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


                    Date of Earliest Event Reported: 11/14/01

                                PGI Incorporated
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             (Exact name of Registrant as specified in its charter)


          Florida                      1-6471                    59-0867335
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


212 S. Central, Suite 100, St. Louis, Missouri                63105
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   (Address of principal executive offices)                 (ZIP Code)

Registrant's telephone number, including area code: (314) 512-8650

                                 No changes made
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          (Former name or former address, if changed since last report)



                               Page 1 of 4 pages
                            Exhibit Index on Page 3


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Item 4. Changes in Registrant's Certifying Accountant
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    (a) On 11/14/01 BDO Seidman, LLP ("BDO Seidman"), PGI Incorporated
        principal independent accountant, was replaced by BKD, LLP from its engagement to audit PGI Incorporated financial statements for December 31, 2001. The report of BDO Seidman on PGI Incorporated financial statements for the year ended December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. PGI Incorporated and BDO Seidman have not, in connection with the audits of PGI Incorporated for the years ended December 31, 2000 or December 31, 1999, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to BDO Seidman's satisfaction, would have caused BDO Seidman to make reference to the subject matter of the disagreement in connection with its reports.



Item 7. Financial Statements and Exhibits.
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    (c) Exhibits.
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        16.1   Letter dated 11/16/01 from BDO Seidman, LLP to the Registrant regarding resignation of certifying accountant.




                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PGI Incorporated
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                                (Registrant)

11/27/01                   /s/ Laurence A. Schiffer
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(Date)                          (Signature)

                          Laurence A. Schiffer
                          President

                                   Page 2


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EXHIBIT INDEX
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                                    Sequential
                                    Page Number
                                    -----------


1.  Inapplicable.

2.1 Inapplicable.

2.2 Inapplicable.

4.1 Inapplicable.

16. BDO Seidman's letter
    to the SEC dated 11/16/01 ..........4

17. Inapplicable.

21. Inapplicable.

24. Inapplicable.

25. Inapplicable.


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